                                  Exhibit 99.1

      Series 1997-2 Monthly Certificateholders' Statement for the month of
                                   March 2002

                                                                   Series 1997-2

                      Monthly Certificateholder's Statement
                          Saks Credit Card Master Trust
                                  Series 1997-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association, as Trustee the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1997-2 is set forth below:


      Date of the Certificate                          April 10, 2002
      Monthly Period ending:                           March 31, 2002
      Determination Date                               April 10, 2002
      Distribution Date                                April 15, 2002

-------------------------------------------------------------------------------------------------------------------------
                                                        General
=========================================================================================================================
201  Amortization Period                                                                       No                201
202  Early Amortization Period                                                                 No                202
203  Class A Investor Amount paid in full                                                      No                203
204  Class B Investor Amount paid in full                                                      No                204
205  Collateral Indebtedness Amount paid in full                                               No                205
206  Saks Incorporated is the Servicer                                                         Yes               206

-----------------------------------------------------------------------------------------------------------------------
                                                    Investor Amount
=======================================================================================================================

                                                                                              as of the end of
                                                               as of the end of the             the relevant
                                                               prior Monthly Period            Monthly Period
                                                               --------------------           -----------------
207  Series 1997-2 Investor Amount                                 $ 235,300,000    207(a)     $  235,300,000    207(b)
208  Class A Investor Amount                                       $ 180,000,000    208(a)     $  180,000,000    208(b)
209  Class B Investor Amount                                       $  20,000,000    209(a)     $   20,000,000    209(b)
210  Collateral Indebtedness Amount                                $  21,000,000    210(a)     $   21,000,000    210(b)
211  Class D Investor Amount                                       $  14,300,000    211(a)     $   14,300,000    211(b)

212  Series 1997-2 Adjusted Investor Amount                        $ 235,300,000    212(a)     $  235,300,000    212(b)
213  Class A Adjusted Investor Amount                              $ 180,000,000    213(a)     $  180,000,000    213(b)
214  Principal Account Balance                                     $           -    214(a)     $            -    214(b)
215  Class B Adjusted Investor Amount                              $  20,000,000    215(a)     $   20,000,000    215(b)

216  Class A Certificate Rate                                                                         6.50000%   216
217  Class B Certificate Rate                                                                         6.69000%   217
218  Collateral Indebtedness Interest Rate                                                            2.50000%   218
219  Class D Certificate Rate                                                                         2.77500%   219
220  Weighted average interest rate for Series 1997-2                                                 5.93278%   220

                                                                                              as of the end of
                                                                   for the relevant             the relevant
                                                                    Monthly Period             Monthly Period
                                                                   ----------------           ------------------
221  Series 1997-2 Investor Percentage with respect to
     Finance Charge Receivables                                            20.25%   221(a)              20.32%   221(b)
222  Class A                                                               15.49%   222(a)              15.55%   222(b)
223  Class B                                                                1.72%   223(a)               1.73%   223(b)
224  Collateral Indebtedness Amount                                         1.81%   224(a)               1.81%   224(b)
225  Class D                                                                1.23%   225(a)               1.24%   225(b)

226  Series 1997-2 Investor Percentage with respect to
     Principal Receivables                                                 20.25%   226(a)              20.32%   226(b)
227  Class A                                                               15.49%   227(a)              15.55%   227(b)
228  Class B                                                                1.72%   228(a)               1.73%   228(b)
229  Collateral Indebtedness Amount                                         1.81%   229(a)               1.81%   229(b)
230  Class D                                                                1.23%   230(a)               1.24%   230(b)

231  Series 1997-2 Investor Percentage with respect to
     Allocable Amounts                                                     20.25%   231(a)              20.32%   231(b)
232  Class A                                                               15.49%   232(a)              15.55%   232(b)
233  Class B                                                                1.72%   233(a)               1.73%   233(b)
234  Collateral Indebtedness Amount                                         1.81%   234(a)               1.81%   234(b)
235  Class D                                                                1.23%   235(a)               1.24%   235(b)

                                                                                                            Page 1 of 5


                                                                                                                   Series 1997-2
--------------------------------------------------------------------------------------------------------------------------------
                                          Series 1997-2 Investor Distributions
================================================================================================================================
236  The sum of the daily allocations of collections of Principal
     Receivables for the relevant Monthly Period                                               $            -    236
237  Class A distribution of collections of Principal Receivables
     per $1,000 of original principal amount                                                   $            -    237
238  Class B distribution of collections of Principal Receivables
     per $1,000 of original principal amount                                                   $            -    238
239  Collateral Indebtedness Amount distribution of collections
     of Principal Receivables per $1,000 of original principal amount                          $            -    239
240  Class D distribution of collections of Principal Receivables
     per $1,000 of original principal amount                                                   $            -    240
241  Class A distribution attributable to interest per $1,000 of
     original principal amount                                                                 $         5.42    241
242  Class B distribution attributable to interest per $1,000 of
     original principal amount                                                                 $         5.58    242
243  Collateral Indebtedness Amount distribution attributable to
     interest per $1,000 of original principal amount                                          $         2.15    243
244  Class D distribution attributable to interest per $1,000
     of original principal amount                                                              $            -    244
245  Monthly Servicing Fee for the next succeeding Distribution
     Date per $1,000 of original principal amount                                              $         1.67    245

--------------------------------------------------------------------------------------------------------------------------------
                                         Collections Allocated to Series 1997-2
================================================================================================================================

246  Series allocation of collections of Principal Receivables                                 $   49,652,587    246
247  Class A                                                                                   $   37,983,279    247
248  Class B                                                                                   $    4,220,364    248
249  Collateral Indebtedness Amount                                                            $    4,431,383    249
250  Class D                                                                                   $    3,017,561    250
251  Series allocation of collections of Finance Charge Receivables                            $    5,200,859    251
252  Class A                                                                                   $    3,978,558    252
253  Class B                                                                                   $      442,062    253
254  Collateral Indebtedness Amount                                                            $      464,165    254
255  Class D                                                                                   $      316,074    255

     Available Funds
     ---------------
256  Class A Available Funds                                                                   $    3,978,558    256
257  The amount to be withdrawn from the Reserve Account to
     be included in Class A Available funds                                                    $            -    257
258  Principal Investment Proceeds to be included in Class A
     Available Funds                                                                           $            -    258
259  The amount of investment earnings on amounts held in the
     Reserve Account to be included in Class A Available funds                                 $            -    259
260  Class B Available Funds                                                                   $      442,062    260
261  The amount to be withdrawn from the Reserve Account to be included in
     Class B Available funds                                                                   $            -    261
262  Principal Investment Proceeds to be included in Class B Available Funds                   $            -    262
263  The amount of investment earnings on amounts held in the Reserve
     Account to be included in Class B Available funds                                         $            -    263
264  Collateral Available Funds                                                                $      464,165    264
265  Class D Available Funds                                                                   $      316,074    265

--------------------------------------------------------------------------------------------------------------------------------
                                               Application of Collections
================================================================================================================================

     Class A
     -------
266  Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not
     paid on a prior Distribution date                                                         $      975,000    266

                                                                                                            Page 2 of 5

                                                                   Series 1997-2

267  If Saks Incorporated is no longer the Servicer, an amount equal to Class A Servicing fee for the related Distribution
     Date                                                                                      $            -    267
268  Class A Allocable Amount                                                                  $      753,243    268
269  An amount to be included in the Excess Spread                                             $    2,250,314    269

     Class B
     -------
270  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that
     were due but not paid on a prior Distribution date                                        $      111,500    270
271  If Saks Incorporated is no longer the Servicer, an amount equal to Class B
     Servicing fee for the related Distribution Date                                           $            -    271
272  An amount to be included in the Excess Spread                                             $      330,562    272

     Collateral
     ----------
273  If Saks Incorporated is no longer the Servicer, an amount
     equal to Collateral Servicing fee for the related Distribution Date                       $            -    273
274  An amount to be included in the Excess Spread                                             $      464,165    274

     Class D
     -------
275  If Saks Incorporated is no longer the Servicer, an amount equal to Class D Servicing fee for the related
     Distribution Date                                                                         $            -    275
276  An amount to be included in the Excess Spread                                             $      316,074    276

277  Available Excess Spread                                                                   $    3,361,116    277
278  Available Shared Excess Finance Charge Collections                                        $            -    278
279  Total Cash Flow available for 1997-2 waterfall                                            $    3,361,116    279

280  Class A Required Amount is to be used to fund any
     deficiency in line266, line267 and line268                                                $            -    280
281  The aggregate amount of Class A Investor Charge Offs
     which have not been previously reimbursed                                                 $            -    281
282  Class B Required Amount to the extent attributable to line270, and line271                $            -    282
283  Class B Allocable Amount                                                                  $       83,694    283
284  Any remaining portion of the Class B Required Amount                                      $            -    284
285  An amount equal to any unreimbursed reductions of the
     Class B Investor Amount, if any, due to: (i) Class B Investor
     Charge Offs; (ii) Reallocated Principal Collections; (iii)
     reallocations of the Class B Investor Amount
     to the Class A Investor Amount                                                            $            -    285
286  Collateral Monthly Interest for the related Distribution Date plus Collateral Monthly Interest previously due but not paid to the Collateral Indebtedness Holder plus Collateral
     Additional Interest                                                                       $       45,208    286
287  Class A Servicing Fee plus Class B Servicing Fee plus
     Collateral Servicing Fee due for the relevant Monthly Period
     and not paid above                                                                        $      368,333    287
288  Class A Servicing Fee plus Class B Servicing Fee plus
     Collateral Servicing Fee due but not distributed to
     the Servicer for prior Monthly Periods                                                    $            -    288

289  Collateral Allocable Amount                                                               $       87,878    289
290  Any unreimbursed reductions of the Collateral Indebtedness
     Amount (CIA), if any, due to: (i) CIA Charge Offs; (ii)
     Reallocated Principal Collections; (iii) reallocations of the
     the CIA to Class A or Class B Investor Amount                                             $            -    290
291  The excess, if any, of the Required Cash Collateral
     Amount over the Available Collateral Amount                                               $            -    291
292  An amount equal to Class D Monthly Interest due but not paid to the Class D Certificateholders plus Class D
     Additional Interest                                                                       $       34,171    292
293  Class D Servicing Fee due for the relevant Monthly Period and not paid above              $       23,833    293
294  Class D Servicing Fee due but not distributed to the Servicer
     for prior Monthly Periods                                                                 $            -    294
295  Class D Allocable Amount                                                                  $       59,841    295
296  Any unreimbursed reductions of the Class D Investor
     Amount, if any, due to: (i) Class D Investor Charge Offs; (ii) Reallocated
     Principal Collections; (iii) reallocations of the Class D Investor Amount to
     the Class-A or Class B Investor Amount or CIA                                             $            -    296
297  Aggregate amount of any other amounts due to the
     Collateral Indebtedness Holder pursuant to the Loan
     Agreement                                                                                 $            -    297
298  Excess, if any, of the Required Reserve Account Amount
     over the amount on deposit in the Reserve Account                                         $            -    298
299  Shared Excess Finance Charge Collections                                                  $    2,658,156    299

                                                                                                            Page 3 of 5


                                                                                                          Series 1997-2
-----------------------------------------------------------------------------------------------------------------------
                                           Determination of Monthly Principal
=======================================================================================================================
300  Class A Monthly Principal (the least of line#301, line#302
     and line#208)                                                                             $            -    300

301  Available Principal Collections held in the Collection
     Account                                                                                   $   49,652,587    301
302  Class A Accumulation Amount                                                               $            -    302

303  Class B Monthly Principal (the least of line#304, line#305
     and line#209) (distributable only after payout of Class A)                                $            -    303
304  Available Principal Collections held in the Collection Account less portion
     of such Collections applied to Class A Monthly Principal                                  $   49,652,587    304
305  Class B Accumulation Amount                                                               $            -    305

306  Collateral Monthly Principal (prior to payout of Class B)
     (the least of line#307 and line#308)                                                      $            -    306
307  Available Principal Collections held in the Collection Account less portion
     of such Collections applied to Class A and Class B Monthly Principal                      $   49,652,587    307
308  Enhancement Surplus                                                                       $            -    308

309  Class D Monthly Principal                                                                 $            -    309
310  Available Principal Collections held in the Collection
     portion of such Collections applied to Account less
     Class A, Class B or collateral Monthly Principal                                          $   49,652,587    310

-----------------------------------------------------------------------------------------------------------------------
                                              Available Enhancement Amount
=======================================================================================================================

311  Available Enhancement Amount                                                              $   35,300,000    311
312  Amount on Deposit in the Cash Collateral Account                                          $            -    312

-----------------------------------------------------------------------------------------------------------------------
                                           Reallocated Principal Collections
=======================================================================================================================

313  Reallocated Principal Collections                                                         $            -    313
314  Class D Principal Collections (to the extent needed to fund Required Amounts)             $            -    314
315  Collateral Principal Collections (to the extent needed to fund Required Amounts)          $            -    315
316  Class B Principal Collections (to the extent needed to fund Required Amounts)             $            -    316

-----------------------------------------------------------------------------------------------------------------------
                          Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
=======================================================================================================================

                                                                             %                     Amount
                                                                           -----               --------------
317  Series 1997-2 Default Amount                                          20.25%   317(a)     $      984,657    317(b)
318  Class A Investor Default Amount                                       15.49%   318(a)     $      753,243    318(b)
319  Class B Investor Default Amount                                        1.72%   319(a)     $       83,694    319(b)
320  Collateral Default Amount                                              1.81%   320(a)     $       87,878    320(b)
321  Class D Investor Default Amount                                        1.23%   321(a)     $       59,841    321(b)

322  Series 1997-2 Adjustment Amount                                                           $            -    322
323  Class A Adjustment Amount                                                                 $            -    323
324  Class B Adjustment Amount                                                                 $            -    324
325  Collateral Adjustment Amount                                                              $            -    325
326  Class D Adjustment Amount                                                                 $            -    326

327  Series 1997-2 Allocable Amount                                                            $      984,657    327
328  Class A Allocable Amount                                                                  $      753,243    328
329  Class B Allocable Amount                                                                  $       83,694    329
330  Collateral Allocable Amount                                                               $       87,878    330
331  Class D Allocable Amount                                                                  $       59,841    331

-----------------------------------------------------------------------------------------------------------------------
                                                    Required Amounts
=======================================================================================================================

332  Class A Required Amount                                                                   $            -    332
333  Class A Monthly Interest for current Distribution Date                                    $      975,000    333
334  Class A Monthly Interest previously due but not paid                                      $            -    334
335  Class A Additional Interest for prior Monthly Period or
     previously due but not paid                                                               $            -    335
336  Class A Allocable Amount for current Distribution Date                                    $            -    336
337  Class A Servicing Fee (if Saks Incorporated is no longer the
     Servicer)                                                                                 $            -    337

                                                                                                            Page 4 of 5


                                                                                                       Series 1997-2

338  Class B Required Amount                                                                   $            -    338
339  Class B Monthly Interest for current Distribution Date                                    $      111,500    339
340  Class B Monthly Interest previously due but not paid                                      $            -    340
341  Class B Additional Interest for prior Monthly Period or
     previously due but not paid                                                               $            -    341
342  Class B Servicing Fee (if Saks Incorporated is no longer the
     Servicer)                                                                                 $            -    342
343  Excess of Class B Allocable Amount over funds available to
     make payments                                                                             $            -    343

344  Collateral Required Amount                                                                $            -    344
345  Collateral Monthly Interest for current Distribution Date                                 $       45,208    345
346  Collateral Monthly Interest previously due but not paid                                   $            -    346
347  Collateral Additional Interest for prior Monthly Period or
     previously due but not paid                                                               $            -    347
348  Collateral Servicing Fee (if Saks Incorporated is no longer
     the Servicer)                                                                             $            -    348
349  Excess of Collateral Allocable Amount over funds available
     to make payments                                                                          $            -    349

-----------------------------------------------------------------------------------------------------------------------
                                             Reduction of Investor Amounts
=======================================================================================================================

     Class A
     -------
350  Class A Investor Amount reduction                                                         $            -    350
351  Class A Investor Charge Off                                                               $            -    351
352  Reductions of the Class A Investor Amount                                                 $            -    352
     Class B
     -------
353  Class B Investor Amount reduction                                                         $            -    353
354  Class B Investor Charge Off                                                               $            -    354
355  Reductions of the Class B Investor Amount                                                 $            -    355
356  Reallocated Principal Collections applied to Class A                                      $            -    356
     Collateral
     ----------
357  Collateral Indebtedness Amount reduction                                                  $            -    357
358  Collateral Indebtedness Amount Charge Off                                                 $            -    358
359  Reductions of the Collateral Indebtedness Amount                                          $            -    359
360  Reallocated Principal Collections applied to Class B                                      $            -    360
     Class D
     -------
361  Class D Investor Amount reduction                                                         $            -    361
362  Class D Investor Charge Off                                                               $            -    362
363  Reductions of the Class D Investor Amount                                                 $            -    363
364  Reallocated Principal Collections applied to Collateral Indebtedness Amount               $            -    364


-----------------------------------------------------------------------------------------------------------------------
                                                     Servicing Fee
=======================================================================================================================

365  Series 1997-2 Servicing Fee                                                               $      392,167    365
366  Class A Servicing Fee                                                                     $      300,000    366
367  Class B Servicing Fee                                                                     $       33,333    367
368  Collateral Servicing Fee                                                                  $       35,000    368
369  Class D Servicing Fee                                                                     $       23,833    369

-----------------------------------------------------------------------------------------------------------------------
                                                    Reserve Account
=======================================================================================================================

370  Required Reserve Account Amount (As of April 15, 2002)                                    $    2,700,000    370
371  Reserve Account Reinvestment Rate (if applicable)                                                    N/A    371
372  Reserve Account balance (As of April 15, 2002)                                            $    2,700,000    372

373  Accumulation Period Length                                                                  2 months        373

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of April, 2002.

     Saks Incorporated,
     as Servicer

     By /s/ Scott A. Honnold
       --------------------------------------------
     Name:  Scott A. Honnold
     Title: Vice President and Treasurer

                                                                     Page 5 of 5